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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2003

                         Commission File Number 0-12788

                          CASEY'S GENERAL STORES, INC.
             (Exact name of registrant as specified in its charter)

                        IOWA                            42-0935283
           (State or other jurisdiction of           (I.R.S. Employer
            incorporation or organization)        Identification Number)

                       ONE CONVENIENCE BLVD., ANKENY, IOWA
                    (Address of principal executive offices)

                                      50021
                                   (Zip Code)

                                 (515) 965-6100
              (Registrant's telephone number, including area code)

                                      NONE
                          (Former name, former address
                          if changed since last report)

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Item 7.     Financial Statements and Exhibits.

       (c)  Exhibits.

            The exhibit accompanying this report is listed in the Exhibit Index attached hereto.

Item 9.     Regulation FD Disclosure.

       The information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Conditions" in accordance with SEC Release No. 33-8216.

       On June 10, 2003, Casey's General Stores, Inc. issued a press release announcing its fiscal 2003 year end results. A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference.

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                                    SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         CASEY'S GENERAL STORES, INC.


Date: June 10, 2003                      By:  /s/ Jamie H. Shaffer
                                              ----------------------------------
                                              Jamie H. Shaffer
                                              Vice President and Chief Financial
                                              Officer

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                                  EXHIBIT INDEX

The following exhibits are filed herewith:

            Exhibit              Description
            -------              ---------------------------------------------

            99.1                 Press Release of Casey's General Stores, Inc.
                                 dated June 10, 2003

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